Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on a review of the Quarterly Report on Form 10-Q for the period ending March 31, 2014 of Agree Realty Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel N. Agree, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, containing the financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel N. Agree___________

Joel N. Agree

President and Chief Executive Officer

May 2, 2014